UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2022

ALTRA INDUSTRIAL MOTION CORP.

(exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201, Braintree, MA		02184
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 917-0600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001)	AIMC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 14, 2022, Altra Industrial Motion Corp., a Delaware corporation (“Altra”, or the “Company”), completed the previously announced sale of all of the issued and outstanding equity interests of the entities which collectively constitute its Jacobs Vehicle Systems (“JVS”) business segment to Cummins Inc., an Indiana corporation, for $325 million in cash subject to customary adjustments.

Item 8.01. Other Events.

On April 14, 2022, Altra issued a press release announcing the completion of the sale of the JVS business. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release of Altra Industrial Motion Corp., dated as of April 14, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

All statements, other than statements of historical fact included in this report are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations.

In addition to the risks and uncertainties noted in this report, there are certain factors that could cause actual events to differ materially from those anticipated by some of the statements made. These include: (1) Altra’s ability to realize the benefits anticipated from the sale of the JVS business, and (2) other risks, uncertainties and other factors described in the Company’s quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company’s other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra does not intend to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION CORP.

Date: April 14, 2022	By:	/s/ Glenn Deegan
Name: Glenn Deegan
Title: Chief Legal and Human Resources Officer